                                                                   Exhibit 99(m)

                               MUNDER SERIES TRUST

                      Form of Distribution And Service Plan

                            Effective April __, 2003

     WHEREAS, Munder Series Trust ("Trust") engages in business as an open-end investment company and is registered with the Securities and Exchange Commission ("SEC") as such under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, shares of beneficial interest of the Trust are currently divided into separate investment portfolios ("Funds");

     WHEREAS, shares of beneficial interest of the Funds are currently divided into one or more of the following classes of shares: Class A, Class B, Class C, Class II, Class L, Preferred (Y-2) and Investor (Y-3), which may charge 12b-1 fees and Class K, which may charge shareholder servicing fees;

     WHEREAS, the Trust employs Funds Distributor, Inc. ("Distributor") as distributor of the securities of which it is the issuer;

     WHEREAS, the Trust and the Distributor have entered into a Distribution Agreement on February 11, 2003 pursuant to which the Distributor is employed in such capacity during the continuous offering of each Fund's shares;

     WHEREAS, the Trust, on behalf of the Funds, either directly or through the Distributor, intends to enter into distribution and/or shareholder servicing agreements, including Dealer Agreements, with various service organizations ("Service Organizations") pursuant to which the Service Organizations will make available and/or provide various services to certain classes of shares of the Funds;

     WHEREAS, the Distribution and Service Plan ("Plan") was adopted and approved by the Board of Trustees of the Trust on February 11, 2003;

     NOW, THEREFORE, the Trust hereby adopts the Plan on behalf of the Funds with respect to the Class A, Class B, Class C, Class II, Class L, Preferred (Y-2) and Investor (Y-3) shares of each applicable Fund and the Distributor hereby agrees to the terms of the Plan, each in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

     1.1 Subject to the limitations on the payment of asset-based sales charges set forth in Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), as amended from time to time, each Fund shall pay to the Distributor, or pay directly to a Service Organization, an aggregate fee for distribution-related activities ("Distribution Fee") at the annualized rate specified in the table below provided that:

     (a) Up to 0.25% of the average daily net asset value of such class of shares of each Fund ("25 basis points") shall be used as a service fee ("Service Fee") as defined by Section 2830 of the Conduct Rules, and

     (b) Not more than the amount in excess of the 25 basis points may be used for general distribution purposes (including but not limited to commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses).


                                                                 Distribution Fee Annual Rate
                                                                 (based on the average daily net
                                                                 asset value of the specified class
  Fund Shares                                                    of shares of each Fund)
  -------------------------------------------------------------------------------------------------
  Class A of the Funds listed on Exhibit A                                 0.25%
  -------------------------------------------------------------------------------------------------
  Class B of the Funds listed on Exhibit B                                 1.00%
  -------------------------------------------------------------------------------------------------
  Class C of the Funds listed on Exhibit C                                 1.00%
  -------------------------------------------------------------------------------------------------
  The Fund listed on Exhibit L                                             0.35%
  -------------------------------------------------------------------------------------------------
  Class II of the Funds listed on Exhibit II                               1.00%
  -------------------------------------------------------------------------------------------------
  Preferred (Y-2) of the Funds listed on Exhibit Y2                        1.00%
  -------------------------------------------------------------------------------------------------
  Investor (Y-3) of the Funds listed on Exhibit Y3                         1.00%
  -------------------------------------------------------------------------------------------------

     1.2 Each Fund shall pay directly to a Service Organization, an aggregate fee for shareholder services ("Shareholder Servicing Fee") at the annualized rate of up to but not more than the amounts as specified in the table below:

                                                                  Shareholder Servicing Annual
                                                                  Fee Rate (based on the average
                                                                  daily net asset value of the
                                                                  specified class of shares of
  Fund Shares                                                     each Fund)
  ----------------------------------------------------------------------------------------------
  Class K of the Funds listed on Exhibit K                               0.25%
  ----------------------------------------------------------------------------------------------
  Class K of the Funds listed on Exhibit K1                              0.15%
  ----------------------------------------------------------------------------------------------

     2. The Distribution Fee, Service Fee and Shareholder Servicing Fee each shall be calculated and accrued daily and paid at such intervals as the Board of Trustees of the Trust shall determine, subject to applicable Conduct Rules of the NASD and any applicable rules or regulations of the SEC.

     3. Payments under this Plan for each Fund and its classes of shares are not tied exclusively to actual distribution and/or service fees and expenses, and the payments under this Plan may exceed distribution and service expenses actually incurred.

     4. The Plan shall not take effect with respect to the Trust, Fund or class of shares thereof until it, with any related agreements, has been approved by votes of a majority of both (a) the Trustees of the Trust and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

     5. The Plan shall continue in full force and effect as to each Fund and any classes of shares of each of the Funds listed on the attached Exhibits, as may be amended and supplemented from time to time, for so long as such continuance is specifically approved at least annually in the manner provided in paragraph 4 hereof for initial approval of this Plan.

     6. The Distributor shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     7. The Plan may be terminated as to any Fund or any class thereof at any time, without payment of any penalty, by the vote of the Trustees of the Trust, by the vote of a majority of the Rule 12b-1 Trustees, or by the vote of a majority of the outstanding voting securities of any Fund or the applicable class thereof.

     8. The Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by the shareholders of the relevant Fund or Funds or the applicable class or classes thereof in the manner provided in the 1940 Act, and no material amendment to this Plan shall be made unless approved in the manner provided in paragraph 4 hereof for initial approval and annual renewal of this Plan.

     9. While this Plan is in effect, the selection and nomination of Trustees are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

     10. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six (6) years, any such agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

                                                              February 11, 2003

                                    Exhibit A
                                 CLASS A SHARES

-------------------------------------------------------------------
                                                  Date of Board
                                                     Approval
                                                     --------
-------------------------------------------------------------------
Balanced Fund                                        2/11/03
Bond Fund                                            2/11/03
Cash Investment Fund                                 2/11/03
Emerging Markets Fund                                2/11/03
Future Technology Fund                               2/11/03
Healthcare Fund                                      2/11/03
Index 500 Fund                                       2/11/03
Intermediate Bond Fund                               2/11/03
International Bond Fund                              2/11/03
International Equity Fund                            2/11/03
International Growth Fund                            2/11/03
Large-Cap Value Fund                                 2/11/03
Micro-Cap Equity Fund                                2/11/03
Michigan Tax-Free Bond Fund                          2/11/03
MidCap Select Fund                                   2/11/03
Multi-Season Growth Fund                             2/11/03
NetNet Fund                                          2/11/03
Power Plus Fund                                      2/11/03
Real Estate Equity Investment Fund                   2/11/03
Small Company Growth Fund                            2/11/03
Small-Cap Value Fund                                 2/11/03
Tax-Free Bond Fund                                   2/11/03
Tax-Free Money Market Fund                           2/11/03
Tax-Free Short-Intermediate Bond Fund                2/11/03
U.S. Government Income Fund                          2/11/03
U.S. Treasury Money Market Fund                      2/11/03
-------------------------------------------------------------------

                                                               February 11, 2003

                                    Exhibit B
                                 CLASS B SHARES

-------------------------------------------------------------------
                                                  Date of Board
                                                    Approval
                                                    --------
-------------------------------------------------------------------
Balanced Fund                                       2/11/03
Bond Fund                                           2/11/03
Cash Investment Fund                                2/11/03
Emerging Markets Fund                               2/11/03
Future Technology Fund                              2/11/03
Healthcare Fund                                     2/11/03
Index 500 Fund                                      2/11/03
Intermediate Bond Fund                              2/11/03
International Bond Fund                             2/11/03
International Equity Fund                           2/11/03
International Growth Fund                           2/11/03
Large-Cap Value Fund                                2/11/03
Michigan Tax-Free Bond Fund                         2/11/03
Micro-Cap Equity Fund                               2/11/03
MidCap Select Fund                                  2/11/03
Multi-Season Growth Fund                            2/11/03
NetNet Fund                                         2/11/03
Power Plus Fund                                     2/11/03
Real Estate Equity Investment Fund                  2/11/03
Small Company Growth Fund                           2/11/03
Small-Cap Value Fund                                2/11/03
Tax-Free Bond Fund                                  2/11/03
Tax-Free Short-Intermediate Bond Fund               2/11/03
U.S. Government Income Fund                         2/11/03
-------------------------------------------------------------------

                                                               February 11, 2003

                                    Exhibit C
                                 CLASS C SHARES

-------------------------------------------------------------------
                                                  Date of Board
                                                    Approval
                                                    --------
-------------------------------------------------------------------
Balanced Fund                                       2/11/03
Bond Fund                                           2/11/03
Cash Investment Fund                                2/11/03
Emerging Markets Fund                               2/11/03
Healthcare Fund                                     2/11/03
Intermediate Bond Fund                              2/11/03
International Bond Fund                             2/11/03
International Equity Fund                           2/11/03
International Growth Fund                           2/11/03
Large-Cap Value Fund                                2/11/03
Michigan Tax-Free Bond Fund                         2/11/03
Micro-Cap Equity Fund                               2/11/03
Multi-Season Growth Fund                            2/11/03
NetNet Fund                                         2/11/03
Real Estate Equity Investment Fund                  2/11/03
Small Company Growth Fund                           2/11/03
Small-Cap Value Fund                                2/11/03
Tax-Free Bond Fund                                  2/11/03
Tax-Free Short-Intermediate Bond Fund               2/11/03
U.S. Government Income Fund                         2/11/03
-------------------------------------------------------------------

                                                               February 11, 2003

                                    Exhibit K
                                 CLASS K SHARES

-------------------------------------------------------------------
                                                  Date of Board
                                                    Approval
                                                    ---------
-------------------------------------------------------------------
Balanced Fund                                        2/11/03
Bond Fund                                            2/11/03
Emerging Markets Fund                                2/11/03
Future Technology Fund                               2/11/03
Healthcare Fund                                      2/11/03
Index 500 Fund                                       2/11/03
Institutional Government Money Market Fund           2/11/03
Institutional Money Market Fund                      2/11/03
Institutional S&P MidCap Index Equity Fund           2/11/03
Institutional S&P SmallCap Index Equity Fund         2/11/03
Intermediate Bond Fund                               2/11/03
International Bond Fund                              2/11/03
International Equity Fund                            2/11/03
International Growth Fund                            2/11/03
Large-Cap Value Fund                                 2/11/03
Michigan Tax-Free Bond Fund                          2/11/03
Micro-Cap Equity Fund                                2/11/03
MidCap Select Fund                                   2/11/03
Multi-Season Growth Fund                             2/11/03
NetNet Fund                                          2/11/03
Power Plus Fund                                      2/11/03
Real Estate Equity Investment Fund                   2/11/03
Small Company Growth Fund                            2/11/03
Small-Cap Value Fund                                 2/11/03
Tax-Free Bond Fund                                   2/11/03
Tax-Free Short-Intermediate Bond Fund                2/11/03
U.S. Government Income Fund                          2/11/03
-------------------------------------------------------------------

                                                               February 11, 2003

                                   Exhibit K1
                                 CLASS K SHARES

-------------------------------------------------------------------
                                                  Date of Board
                                                     Approval
                                                     --------
-------------------------------------------------------------------
Cash Investment Fund                                 2/11/03
Tax-Free Money Market Fund                           2/11/03
U.S. Treasury Money Market Fund                      2/11/03
-------------------------------------------------------------------

                                      K1-1

                                                               February 11, 2003

                                    Exhibit L
                                 CLASS L SHARES

-------------------------------------------------------------------
                                                  Date of Board
                                                    Approval
                                                    --------
-------------------------------------------------------------------
Liquidity Plus Money Market Fund                    2/11/03
-------------------------------------------------------------------

                                                               February 11, 2003

                                   Exhibit II
                                 CLASS II SHARES

----------------------------------------------------------
                                         Date of Board
                                            Approval
                                            --------
----------------------------------------------------------
Future Technology Fund                       2/11/03
----------------------------------------------------------
MidCap Select Fund                           2/11/03
----------------------------------------------------------
Power Plus Fund                              2/11/03
----------------------------------------------------------

                                                               February 11, 2003

                                   Exhibit Y2
                             PREFERRED (Y-2) SHARES

-----------------------------------------------------------------
                                                Date of Board
                                                   Approval
                                                   --------
-----------------------------------------------------------------
Institutional Money Market Fund                    2/11/03
-----------------------------------------------------------------
Institutional Government Money Market Fund         2/11/03
-----------------------------------------------------------------

                                      Y2-1

                                                               February 11, 2003

                                   Exhibit Y3
                              INVESTOR (Y-3) SHARES

-----------------------------------------------------------------
                                                 Date of Board
                                                    Approval
                                                    --------
-----------------------------------------------------------------
Institutional Money Market Fund                     2/11/03
-----------------------------------------------------------------
Institutional Government Money Market Fund          2/11/03
-----------------------------------------------------------------

                                      Y3-1